Loss per share	12 Months Ended
Mar. 31, 2024
Loss Per Share
Loss per share

18. Loss per share

Basic loss per share amounts are calculated by dividing net loss for the year attributable to ordinary equity holders of the Parent Company by the weighted average number of ordinary shares outstanding during the year.

Diluted loss per share amounts are calculated by dividing the net loss attributable to ordinary equity holders (after adjusting for loss attributable to convertible Swap shares of non controlling interest) by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares.

The following reflects the income and share data used in the basic loss per share computations:

	March 31,
	2022	2023	2024
Loss attributable to ordinary shareholders - Basic	(477,850)	(289,242)	(350,943)
Weighted average number of ordinary shares outstanding used in computing basic loss per share	62,352,494	62,991,006	62,672,527
Basic loss per share	(7.66)	(4.59)	(5.60)

The following reflects the income and share data used in the diluted loss per share computations:

	March 31,
	2022	2023	2024
Loss attributable to ordinary shareholders-Dilutive	(477,850)	(289,242)	(350,942)
Weighted average number of ordinary shares outstanding used in computing diluted loss per share	62,352,494	62,991,006	62,672,527

Diluted loss per share	(7.66)	(4.59)	(5.60)

Refer to Note 29 for the detailed movement in share capital during the financial year.

Loss attributable to shareholders is allocated equally for each class of share.

At March 31, 2024, 544,619 ordinary shares (March 31, 2023: 701,582 and March 31, 2022: 2,025,975), issuable against employee share options and restricted share were excluded from the diluted weighted average number of ordinary shares calculation as their effect would have been anti-dilutive. The Company also excludes options with exercise prices that are greater than the average market price from the calculation of diluted EPS because their effect would be anti-dilutive.

For calculation of diluted EPS, since the exercise price of share warrants is greater than fair market value, these are assumed to be out of money and considered not to be exercisable as on balance sheet date. These potential ordinary shares are not considered for calculation of dilutive impact of earning per share because their effect would be anti-dilutive.

The Performance Stock Units (PSU)s are treated as contingently issuable shares because their issue is contingent upon satisfying specified conditions (i.e., agreed market price) in addition to the passage of time. The number of contingently issuable shares to be included in the diluted EPS calculation is based on the number of shares that would be issuable if the end of the period were the end of the contingency period. The contingently issuable shares are not included in the diluted EPS calculation since no shares would be issued if the market price as at March 31, 2023 and March 31, 2024 were the market price at the end of the contingency period. Hence, these units are also anti-dilutive.

There have been no other transactions involving ordinary shares or potential ordinary shares between the reporting date and the date of authorization of these consolidated financial statements.

Yatra Online, Inc.

Notes to the consolidated financial statements

(Amount in INR thousands, except per share data and number of shares)